UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): June 5, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53175	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated June 5, 2008 and filed (by the required date) on June 6, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Rivanna River Investment Associates, L.L.C. (prior owner of the Charlottesville, Virginia Courtyard)

Eastward Investment Associates (prior owner of the Virginia Beach, Virginia 37th Street Courtyard)

(Audited)

Independent Auditor’s Report	37
Balance Sheets – December 31, 2007 and 2006	38
Statements of Operations – Years Ended December 31, 2007 and 2006	40
Statements of Changes in Members’ Equity – Years Ended December 31, 2007 and 2006	42
Statements of Cash Flows – Years Ended December 31, 2007 and 2006	43
Notes to Financial Statements	44

(Unaudited)
Balance Sheets – March 31, 2008 and March 31, 2007	49
Statements of Operations – Three Months Ended March 31, 2008 and 2007	51
Statements of Cash Flows – Three Months Ended March 31, 2008 and 2007	53

Carolina Beach Investment Associates (prior owner of the Carolina Beach, North Carolina Courtyard)

(Audited)

Independent Auditor’s Report	54
Balance Sheets – December 31, 2007 and 2006	55
Statements of Operations – Years Ended December 31, 2007 and 2006	57
Statements of Changes in Members’ Equity – Years Ended December 31, 2007 and 2006	59
Statements of Cash Flows – Years Ended December 31, 2007 and 2006	60
Notes to Financial Statements	61

(Unaudited)

Balance Sheets – March 31, 2008 and March 31, 2007	66
Statements of Operations – Three Months Ended March 31, 2008 and 2007	68
Statements of Cash Flows – Three Months Ended March 31, 2008 and 2007	70

(b) Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Eight, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008	71
Notes to Pro Forma Condensed Consolidated Balance Sheet	73
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and Three Months Ended March 31, 2008	74
Notes to Pro Forma Condensed Consolidated Statements of Operations	81

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITOR’S REPORT

The Members

Rivanna River Investment Associates, L.L.C.

Virginia Beach, Virginia

We have audited the accompanying balance sheets of Rivanna River Investment Associates, (a limited liability company) as of December 31, 2007 and 2006, and the related statements of operations, changes in members’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rivanna River Investment Associates, L.L.C. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McPhillips Roberts & Deans, PLC

May 29, 2008
Norfolk, Virginia

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
Assets
Current Assets
Cash	$99,191	$125,658
Accounts receivable
Trade	50,675	42,918
Related parties	3,636	9,366
Inventories	15,022	16,990
Prepaid expenses	13,660	45,733

Total Current Assets	182,184	240,665

Property, Plant and Equipment
Land	1,388,565	1,388,565
Building and improvements	9,017,727	9,009,957
Furniture, fixtures and equipment	2,561,018	2,368,463
Construction in progress	—	64,425

	12,967,310	12,831,410
Less allowance for depreciation	(3,868,517)	(3,631,475)

Net Property, Plant and Equipment	9,098,793	9,199,935

Other Assets
Franchise costs, net of amortization	35,000	37,800
Loan acquisition costs, net of amortization	143,243	161,927
Linen, china, glass and silver	40,975	40,975
Funds in escrow for replacement	33,553	147,484

Total Other Assets	252,771	388,186

TOTAL ASSETS	$9,533,748	$9,828,786

Continued

See Accompanying Notes to Financial Statements

Continued

	2007	2006
Liabilities and Members’ Deficit
Current Liabilities
Accounts payable
Trade	$141,278	$215,813
Related parties	7,542	16,172
Advance deposits	16,329	94,699
Payroll and sales taxes	42,569	41,779

Subtotal	207,718	368,463
Accrued expenses
Interest	47,528	48,554
Management fees	14,929	6,282
Other	56,314	54,484
Current maturities of long-term debt	239,869	227,242

Total Current Liabilities	566,358	705,025

Long-Term Liabilities
Long-term debt, net of current portion	10,282,847	10,522,716

Total Liabilities	10,849,205	11,227,741

Members’ Deficit	(1,315,457)	(1,398,955)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$9,533,748	$9,828,786

See Accompanying Notes to Financial Statements

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

	2007	%	2006	%
Sales
Rooms	$4,811,981	90.7%	$4,540,326	89.7%
Food	394,242	7.4%	399,376	7.9%
Beverage	43,478	0.8%	43,876	0.9%
Telephone and internet services	11,985	0.2%	15,912	0.3%
Other income	50,191	0.9%	63,244	1.2%

Total Sales	5,311,877	100.0%	5,062,734	100.0%

Departmental Expenses
Rooms	940,289	19.5%	933,623	20.6%
Food	349,109	88.6%	360,411	90.2%
Beverage	25,181	57.9%	26,188	59.7%
Telephone and internet services	60,880	508.0%	60,656	381.2%

Total Departmental Expenses	1,375,459	25.9%	1,380,878	27.3%

Income From Operations	3,936,418	74.1%	3,681,856	72.7%

Undistributed Operating Expenses
Administrative and general	385,129	7.3%	360,321	7.1%
Marketing	156,057	2.9%	172,453	3.4%
Utilities	134,972	2.5%	129,401	2.6%
Management fees	267,737	5.0%	255,433	5.0%
Property maintenance	196,859	3.7%	184,997	3.7%
Franchise fees	406,052	7.6%	442,966	8.7%

Total Undistributed Operating Expenses	1,546,806	29.0%	1,545,571	30.5%

Income After Undistributed Operating Expenses	2,389,612	45.1%	2,136,285	42.2%

Property Taxes and Insurance
Property taxes	139,041	2.6%	131,949	2.6%
Insurance	46,635	0.9%	56,813	1.1%

Total Property Taxes and Insurance	185,676	3.5%	188,762	3.7%

Continued

See Accompanying Notes to Financial Statements

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

Continued

	2007	%	2006	%
Income Before Interest and Depreciation	$2,203,936	41.6%	$1,947,523	38.5%

Other Expenses
Interest expense	576,418	10.9%	588,222	11.6%
Depreciation	511,008	9.6%	606,147	12.0%
Amortization	21,484	0.4%	21,484	0.4%
Loss on removal of assets	11,528	0.2%	26,694	0.5%

Total Other Expenses	1,120,438	21.1%	1,242,547	24.5%

NET INCOME	$1,083,498	20.5%	$704,976	14.0%

See Accompanying Notes to Financial Statements

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

STATEMENTS OF CHANGES IN MEMBERS’ DEFICIT

For the Years Ended December 31, 2007 and 2006

Members’ Deficit December 31, 2005	$(1,253,931)
Net income for 2006	704,976
Distributions	(850,000)

Members’ Deficit December 31, 2006	(1,398,955)
Net income for 2007	1,083,498
Distributions	(1,000,000)

Members’ Deficit December 31, 2007	$(1,315,457)

See Accompanying Notes to Financial Statements

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2007 and 2006

	2007	2006
Cash Flows From Operating Activities
Net income	$1,083,498	$704,976
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	532,492	627,631
Loss on removal of assets	11,528	26,694
Changes in operating assets and liabilities
Accounts receivable	(2,027)	18,582
Inventories	1,968	(1,112)
Prepaid expenses	32,073	843
Deposits	—	414
Accounts payable	(83,165)	80,322
Advance deposits	(78,370)	151
Payroll and sales taxes	790	13,065
Accrued expenses	9,451	(92,893)

Net Cash Provided by Operating Activities	1,508,238	1,378,673

Cash Flows From Investing Activities
Capital expenditures	(421,394)	(551,727)
Funds in escrow for replacement	113,931	(134,944)

Net Cash Used in Investing Activities	(307,463)	(686,671)

Cash Flows From Financing Activities
Distributions to members	(1,000,000)	(850,000)
Payments on long-term debt	(227,242)	(215,280)

Net Cash Used in Financing Activities	(1,227,242)	(1,065,280)

Net Decrease in Cash	(26,467)	(373,278)
Cash, Beginning of Year	125,658	498,936

CASH, END OF YEAR	$99,191	$125,658

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$577,444	$589,194

See Accompanying Notes to Financial Statements

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Rivanna River Investment Associates, L.L.C. (a limited liability company) was formed on February 11, 1999, under the provisions of the Virginia Limited Liability Company Act. The Company was formed for a term to continue until December 31, 2050 unless sooner terminated in accordance with the operating agreement. The Company constructed and operates a 137 room Courtyard by Marriott hotel in Charlottesville, Virginia. Subsequent to year end, the Company sold substantially all of its assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Estimates Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Accounts Receivable Management considers the need for an allowance for uncollectible accounts receivable based on its review of accounts receivable and historical collection experience. A trade account receivable is deemed past due if payments are not received by the due date stated on the billing statement, which generally is one month past the statement date. Receivables from franchisors are not considered to be past due at any time. Past due accounts are not charged a monthly finance charge on the past due balance. Past due receivables may only be charged off upon approval by management. The Company generally does not require collateral for its receivables.

Inventories Inventories of food and beverage are stated at cost (first-in, first-out method).

Property, Plant and Equipment Property, plant and equipment, which includes assets acquired using capital leases, are recorded at cost. Depreciation is calculated using the straight-line method based on the following estimated useful lives:

Asset Category	Useful Life
Buildings	40 years
Improvements	15 years
Furniture, fixtures and equipment	5 - 10 years

Franchise Costs Franchise costs totaling $56,000 are being amortized on the straight-line basis over the 20-year life of the franchise agreement.

Loan Acquisition Costs Loan costs totaling $186,839 are being amortized on the straight-line basis over the 10-year life of the related loan.

Revenue Recognition The Hotel recognizes revenue from its room and restaurant facilities as earned on the close of each business day.

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

NOTES TO FINANCIAL STATEMENTS

Advertising The Company expenses the costs of advertising as incurred. Advertising expense, which includes the advertising assessment (See Note 7), totaled $178,558 and $169,301 in 2007 and 2006, respectively.

Income Tax Status The Company is taxed as a partnership and thus is not subject to state and federal income taxes. Accordingly, net income or loss and any available tax credits are allocated to the individual partners in proportion to their income and loss rates of participation.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is committed under a management agreement terminating in 2015 to pay a management fee of 5% of gross sales. The management company is a corporation which is controlled by a member of the Class A member of the Company. Management fees were $267,737 in 2007 and $255,433 in 2006. Accrued management fees totaled $14,929 and $6,282 at December 31, 2007 and 2006, respectively. Other payables due to the management company totaled $7,542 and $16,172 at December 31, 2007 and 2006, respectively. Internal audit services provided by the management company totaled $8,110 and $8,650 in 2007 and 2006, respectively. Accounting services, which are also provided by the management company, totaled $8,400 in 2007 and 2006. Furthermore, other expenses incurred by the management company on behalf of the Company and allocated to various departments totaled $19,593 and $17,887 in 2007 and 2006, respectively.

The Company rents warehouse space from an affiliate. Warehouse rental from this affiliate totaled $6,335 and $6,059 in 2007 and 2006, respectively. Additionally, certain maintenance and facility construction services are provided by an affiliate. During 2007 and 2006, payments to this affiliate totaled $2,910 and $4,023, respectively.

At December 31, 2007 and 2006, the Company had receivables from other affiliates totaling $3,636 and $9,366, respectively.

NOTE 4 - MEMBERS’ DEFICIT

At December 31, 2007 and 2006, the respective members’ deficit was as follows:

Member Class	Interest	2007	2006
A	55.0%	$(549,728)	$(595,651)
B	45.0%	(765,729)	(803,304)

		$(1,315,457)	$(1,398,955)

The Class B member is entitled to the first distributions of funds available from operations not to exceed $250,000 annually. The Class B member also may receive certain minimum funds available for distribution from the sale of assets or from refinancing.

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

NOTES TO FINANCIAL STATEMENTS

NOTE 5 - LONG-TERM DEBT

Description	2007	2006
Jefferson-Pilot Life Insurance Company First deed of trust, with all property, equipment, and accounts receivable pledged as collateral, payable in monthly installments of $67,025 including interest at 5.42% with all outstanding amounts due and payable on October 1, 2015. Additionally, all leases and rents have been assigned to the lender. There are certain prepayment penalties associated with this note.	$10,522,716	$10,749,958
Less current maturities	(239,869)	(227,242)

Total long-term debt	$10,282,847	$10,522,716

Future maturities of long-term debt are as follows:

Year	Amount
2008	$239,869
2009	253,198
2010	267,268
2011	282,119
2012	297,795
Thereafter	9,182,467

Total	$10,522,716

NOTE 6 - CONCENTRATION OF CREDIT RISK

At various times during the years presented, the Company may have had on deposit with a single financial institution more than $100,000, which is the limit currently insured by the Federal Deposit Insurance Corporation. At December 31, 2007, the Company’s uninsured cash balances were below this limit.

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - COMMITMENTS

Franchise Agreement The Company operates under a Courtyard by Marriott franchise, which expires in June 2020. The franchise agreement requires a franchise royalty fee to be paid monthly. The fee is 5.5% of gross room sales. Under the terms of the agreement the partnership is also required to pay advertising and reservation assessments. The detail of these fees and assessments for 2007 and 2006 were as follows:

	2007	2006
Franchise	$265,867	$249,940
Advertising	96,679	90,887
Reservation	43,506	102,139

	$406,052	$442,966

Operating Leases Future minimum rent payments required under operating leases that have initial or remaining noncancelable terms in excess of one year as of December 31, 2007 total $1,500 and will be paid in 2008.

Total operating lease rental expense was $57,347 in 2007 and $71,315 in 2006.

Replacement Reserve The loan agreements require the Company to deposit monthly with the mortgagor cash funds to be used for replacements and capital improvements to the property. The amount of deposit was 3% of gross monthly revenues. This reserve had a balance of $33,553 and $147,484 at December 31, 2007 and 2006, respectively.

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

BALANCE SHEETS (unaudited)

March 31, 2008 and 2007

	2008	2007
Assets
Current Assets
Cash	$240,594	$94,605
Accounts receivable
Trade	105,106	122,575
Related parties	105,493	1,385
Inventories	15,254	16,454
Prepaid expenses	16,750	27,922

Total Current Assets	483,197	262,941

Property, Plant and Equipment
Land	1,388,565	1,388,565
Building and improvements	9,017,727	9,009,957
Furniture, fixtures and equipment	2,561,018	2,368,463
Construction in progress	—	352,175

	12,967,310	13,119,160
Less allowance for depreciation	(3,973,565)	(3,770,291)

Net Property, Plant and Equipment	8,993,745	9,348,869

Other Assets
Franchise costs, net of amortization	34,300	37,100
Loan acquisition costs, net of amortization	139,628	157,074
Linen, china, glass and silver	40,975	40,975
Funds in escrow for replacement	33,553	30,999

Total Other Assets	248,456	266,148

TOTAL ASSETS	$9,725,398	$9,877,958

Continued

Continued

	2008	2007
Liabilities and Members’ Deficit
Current Liabilities
Accounts payable
Trade	$140,377	$138,624
Related parties	1,723	2,792
Advance deposits	17,883	105,275
Payroll and sales taxes	61,385	57,970

Subtotal	221,368	304,661
Accrued expenses
Interest	47,262	48,303
Management fees	—	1,176
Other	93,247	87,630
Current maturities of long-term debt	239,869	227,242

Total Current Liabilities	601,746	669,012

Long-Term Liabilities
Long-term debt, net of current portion	10,224,090	10,489,553

Total Liabilities	10,825,836	11,158,565

Members’ Deficit	(1,100,438)	(1,280,607)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$9,725,398	$9,877,958

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	%	2007	%
Sales
Rooms	$1,086,485	90.6%	$1,008,241	88.1%
Food	85,407	7.1%	110,265	9.6%
Beverage	12,757	1.1%	12,321	1.1%
Telephone and internet services	2,100	0.2%	2,681	0.2%
Other income	11,460	1.0%	11,139	1.0%

Total Sales	1,198,209	100.0%	1,144,647	100.0%

Departmental Expenses
Rooms	227,134	20.9%	231,181	22.9%
Food	74,175	86.8%	91,406	82.9%
Beverage	8,005	62.7%	7,087	57.5%
Telephone and internet services	16,114	767.3%	14,667	547.1%

Total Departmental Expenses	325,428	27.2%	344,341	30.1%

Income From Operations	872,781	72.8%	800,306	69.9%

Undistributed Operating Expenses
Administrative and general	84,250	7.0%	90,757	7.9%
Marketing	34,264	2.9%	36,772	3.2%
Utilities	33,411	2.8%	30,773	2.7%
Management fees	60,553	5.1%	57,794	5.0%
Property maintenance	46,238	3.9%	43,542	3.8%
Franchise fees	91,630	7.6%	85,180	7.4%

Total Undistributed Operating Expenses	350,346	29.3%	344,818	30.0%

Income After Undistributed Operating Expenses	522,435	43.5%	455,488	39.9%

Property Taxes and Insurance
Property taxes	44,160	3.7%	35,909	3.1%
Insurance	11,760	1.0%	11,578	1.0%

Total Property Taxes and Insurance	55,920	4.7%	47,487	4.1%

Continued

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

Continued

	2008	%	2007	%
Income Before Interest and Depreciation	$466,515	38.8%	$408,001	35.8%

Other Expenses
Interest expense	142,131	11.9%	145,283	12.7%
Depreciation	105,048	8.8%	138,816	12.1%
Amortization	4,316	0.4%	5,553	0.5%

Total Other Expenses	251,495	21.1%	289,652	25.3%

NET INCOME	$215,020	17.7%	$118,349	10.5%

RIVANNA RIVER INVESTMENT ASSOCIATES, L.L.C.

STATEMENTS OF CASH FLOWS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	2007
Cash Flows From Operating Activities
Net income	$215,020	$118,349
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	109,364	144,369
Changes in operating assets and liabilities
Accounts receivable	(156,289)	(71,676)
Inventories	(232)	536
Prepaid expenses	(3,091)	17,811
Accounts payable	(6,720)	(90,569)
Advance deposits	1,554	10,576
Payroll and sales taxes	18,816	16,191
Accrued expenses	21,738	27,789

Net Cash Provided by Operating Activities	200,160	173,376

Cash Flows From Investing Activities
Capital expenditures	—	(287,751)
Funds in escrow for replacement	—	116,485

Net Cash Used in Investing Activities	—	(171,266)

Cash Flows From Financing Activities
Payments on long-term debt	(58,757)	(33,163)

Net Cash Used in Financing Activities	(58,757)	(33,163)

Net Increase (Decrease) in Cash	141,403	(31,053)
Cash, Beginning of Period	99,191	125,658

CASH, END OF PERIOD	$240,594	$94,605

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$143,172	$145,534

INDEPENDENT AUDITOR’S REPORT

The Members

Leeward-Princess Anne Investment Associates

Virginia Beach, Virginia

We have audited the accompanying balance sheets of Leeward-Princess Anne Investment Associates (a limited liability company) as of December 31, 2007 and 2006, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Leeward-Princess Anne Investment Associates as of December 31, 2007 and 2006, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McPhillips Roberts & Deans, PLC

May 29, 2008
Norfolk, Virginia

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
Assets
Current Assets
Cash	$28,318	$71,195
Accounts receivable
Trade	16,622	26,009
Related parties	5,866	14,830
Inventories	17,484	13,675
Prepaid expenses	47,359	59,556
Notes receivable	5,681	5,436

Total Current Assets	121,330	190,701

Property, Plant and Equipment
Land	2,509,663	2,509,663
Building and improvements	8,156,409	8,105,063
Furniture, fixtures and equipment	3,136,289	2,817,511
Construction in progress	—	186,061

	13,802,361	13,618,298
Less allowance for depreciation	(3,967,250)	(3,617,522)

Net Property, Plant and Equipment	9,835,111	10,000,776

Other Assets
Franchise costs, net of amortization	32,651	35,511
Loan acquisition costs, net of amortization	106,624	114,987
Linen, china, glass and silver	36,756	36,756
Investment in Shore Laundry Services, Inc.	59,681	36,378
Prepaid lease expense, net of current portion	1,042	3,542
Note receivable, net of current portion	114,295	119,977
Funds in escrow for replacement	24,875	506

Total Other Assets	375,924	347,657

TOTAL ASSETS	$10,332,365	$10,539,134

Continued

See Accompanying Notes to Financial Statements

Continued

	2007	2006
Liabilities and Members’ Equity
Current Liabilities
Accounts payable
Trade	$131,202	$299,422
Related parties	10,471	21,930
Payroll and sales taxes	38,123	41,359

Subtotal	179,796	362,711
Accrued expenses
Interest, related parties	15,989	3,326
Interest, mortgage	61,101	63,566
Management fees	11,120	12,610
Other	60,291	75,407
Loans, related party	65,000	125,000
Current maturities of long-term debt	366,923	336,122

Total Current Liabilities	760,220	978,742

Long-Term Liabilities
Long-term debt, net of current portion	7,965,031	8,331,953

Total Liabilities	8,725,251	9,310,695

Members’ Equity	1,607,114	1,228,439

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$10,332,365	$10,539,134

See Accompanying Notes to Financial Statements

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

	2007	%	2006	%
Sales
Rooms	$5,916,452	89.7%	$5,460,299	88.0%
Food	504,269	7.6%	578,510	9.3%
Beverage	82,122	1.2%	72,707	1.2%
Telephone and internet services	8,521	0.2%	10,656	0.2%
Other income	86,093	1.3%	82,614	1.3%

Total Sales	6,597,457	100.0%	6,204,786	100.0%

Departmental Expenses
Rooms	1,204,650	20.4%	1,108,411	20.3%
Food	489,983	97.2%	480,197	83.0%
Beverage	30,269	36.9%	26,155	36.0%
Telephone and internet services	55,627	652.8%	57,922	543.6%

Total Departmental Expenses	1,780,529	27.0%	1,672,685	27.0%

Income From Operations	4,816,928	73.0%	4,532,101	73.0%

Undistributed Operating Expenses
Administrative and general	389,967	5.9%	361,257	5.8%
Marketing	177,813	2.7%	193,502	3.1%
Utilities	191,506	2.9%	194,442	3.1%
Management fees	331,215	5.0%	313,183	5.0%
Property maintenance	340,715	5.2%	342,916	5.5%
Franchise fees	497,302	7.5%	506,416	8.2%

Total Undistributed Operating Expenses	1,928,518	29.2%	1,911,716	30.7%

Income After Undistributed Operating Expenses	2,888,410	43.8%	2,620,385	42.3%

Property Taxes and Insurance
Property taxes	188,785	2.9%	195,933	3.2%
Insurance	125,768	1.9%	110,921	1.8%

Total Property Taxes and Insurance	314,553	4.8%	306,854	5.0%

Continued

See Accompanying Notes to Financial Statements

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

Continued

	2007	%	2006	%
Income Before Interest and Depreciation	$2,573,857	39.0%	$2,313,531	37.3%

Other Expenses
Rent	48,500	0.7%	48,500	0.8%
Interest expense	759,716	11.5%	789,598	12.7%
Depreciation	469,873	7.1%	449,420	7.2%
Amortization	11,223	0.2%	11,223	0.2%
Loss on removal of assets	5,870	0.1%	20,746	0.3%

Total Other Expenses	1,295,182	19.6%	1,319,487	21.2%

NET INCOME	$1,278,675	19.4%	$994,044	16.1%

See Accompanying Notes to Financial Statements

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CHANGES IN MEMBERS’EQUITY

For the Years Ended December 31, 2007 and 2006

Members’ Equity, December 31, 2005	$1,034,395
Net income for 2006	994,044
Distributions	(800,000)

Members’ Equity, December 31, 2006	1,228,439
Net income for 2007	1,278,675
Distributions	(900,000)

Members’ Equity, December 31, 2007	$1,607,114

See Accompanying Notes to Financial Statements

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2007 and 2006

	2007	2006
Cash Flows From Operating Activities
Net income	$1,278,675	$994,044
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	481,096	460,643
Loss on removal of assets	5,870	20,746
Changes in operating assets and liabilities
Accounts receivable	18,351	(3,741)
Inventories	(3,809)	2,650
Prepaid expenses	14,697	19,747
Accounts payable	(179,679)	162,128
Payroll and sales tax payable	(3,236)	18,612
Accrued expenses	(6,408)	(1,280)

Net Cash Provided by Operating Activities	1,605,557	1,673,549

Cash Flows From Investing Activities
Property and equipment additions	(310,078)	(852,372)
Proceeds from disposal of assets	—	2,029
Collections on note receivable	5,437	5,202
Investment in Shore Laundry Services, Inc.	(23,303)	—
Funds in escrow for replacement	(24,369)	154,967

Net Cash Used in Investing Activities	(352,313)	(690,174)

Cash Flows From Financing Activities
Distributions to members	(900,000)	(800,000)
Payments on long-term debt	(336,121)	(307,906)
Proceeds from (payments on) related party loan	(60,000)	125,000

Net Cash Used in Financing Activities	(1,296,121)	(982,906)

Net Increase (Decrease) in Cash	(42,877)	469
Cash, Beginning of Year	71,195	70,726

CASH, END OF YEAR	$28,318	$71,195

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$749,518	$788,530

See Accompanying Notes to Financial Statements

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Leeward-Princess Anne Investment Associates (a limited liability company) was formed on November 24, 1997, under the provisions of the Virginia Limited Liability Company Act. The Company was formed for a term to continue until December 31, 2047 unless sooner terminated in accordance with the operating agreement. The Company constructed and operates a 141 room Courtyard by Marriott in Virginia Beach, Virginia. Subsequent to year end, the Company sold substantially all of its assets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Estimates Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Accounts Receivable Management considers the need for an allowance for uncollectible accounts receivable based on its review of accounts receivable and historical collection experience. A trade account receivable is deemed past due if payments are not received by the due date stated on the billing statement, which generally is one month past the statement date. Receivables from franchisors are not considered to be past due at any time. Past due accounts are not charged a monthly finance charge on the past due balance. Past due receivables may only be charged off upon approval by management. The Company generally does not require collateral for its receivables.

Inventories Inventories of food and beverage are valued at the lower of cost or market, using the first-in, first-out method.

Property, Plant and Equipment Property, plant and equipment, which includes assets acquired using capital leases, are recorded at cost. Depreciation is calculated using the straight-line method based on the following useful lives:

Asset Category	Useful Life
Buildings	40 years
Improvements	15-20 years
Furniture, fixtures and equipment	5-8 years

Franchise Costs Franchise costs totaling $57,200 are being amortized on the straight-line basis over the 20-year life of the franchise agreement.

Loan Acquisition Costs Loan costs totaling $167,254 are being amortized on the straight-line basis over the 20-year life of the related loan.

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Revenue Recognition The Hotel recognizes revenue from its room and restaurant facilities as earned on the close of each business day.

Advertising The Company expenses the costs of advertising as incurred. Advertising expense, which includes the advertising assessment (See Note 7), totaled $247,882 and $237,016 in 2007 and 2006, respectively.

Income Tax Status The Company is taxed as a partnership and thus is not subject to state and federal income taxes. Accordingly, net income or loss and any available tax credits are allocated to the individual members in proportion to their income and loss rates of participation.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is committed under a management agreement terminating in 2009 to pay a management fee of 5% of gross sales. The management company is a corporation which is controlled by a member of the Class A member of the Company. Management fees amounted to $331,215 and $313,183, including amounts accrued but unpaid totaling $11,120 and $12,610 at December 31, 2007 and 2006, respectively. The Company had outstanding loans from the aforementioned member totaling $125,000 at December 31, 2006, with accrued interest related to these loans of $15,905 and $3,326 at December 31, 2007 and 2006, respectively. The Company had outstanding loans from the management company totaling $65,000 at December 31, 2007. Other payables due to the management company totaled $10,471 and $21,930 at December 31, 2007 and 2006, respectively. Internal audit services provided by the management company totaled $8,346 and $8,044 in 2007 and 2006, respectively. Accounting services, which are also provided by the management company, totaled $8,400 in 2007 and 2006. Other expenses incurred by the management company on behalf of the Company and allocated to various departments totaled $27,135 and $26,313 in 2007 and 2006, respectively.

The Company rents warehouse space from an affiliate. Related expenses amounted to $8,181 and $7,027 in 2007 and 2006, respectively. Additionally, certain maintenance and facility construction services are provided by an affiliate. During 2007 and 2006, payments to this affiliate totaled $4,533 and $63,710, respectively.

Laundry services are provided by Shore Laundry Services, Inc., a corporation in which the company owns an equity interest. During 2007, the Company increased its equity interest in this corporation to $59,681 from $36,378 in 2006. Laundry fees amounted to $157,644 and $137,385 in 2007 and 2006, respectively, including amounts accrued but unpaid totaling $21,318 and $41,044 at December 31, 2007 and 2006, respectively.

At December 31, 2007 and 2006, the Company had receivables from other affiliates totaling $5,866 and $14,830, respectively.

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - LONG-TERM DEBT

Description	2007	2006
Note payable, bank, secured by first deed of trust, on property, also secured by equipment, accounts receivable and inventories, payable in monthly installments of $90,464 including interest at 8.8% until maturing in 2020. Additionally, all leases and rents have been assigned to the lender. There are certain prepayment penalties associated with this note	$8,331,954	$8,668,075
Less current maturities	(366,923)	(336,122)

Total long-term debt	$7,965,031	$8,331,953

Future maturities of long-term debt are as follows:

Year	Amount
2008	$366,923
2009	400,547
2010	437,252
2011	477,321
2012	521,061
Thereafter	6,128,850

Total	$8,331,954

NOTE 5 - CONCENTRATION OF CREDIT RISK

At various times during the year presented, the Company may have had on deposit with a single financial institution more than $100,000, which is the limit currently insured by the Federal Deposit Insurance Corporation. At December 31, 2007, the Company’s uninsured cash balances were below this limit.

NOTE 6 - MEMBERS’ EQUITY

At December 31, the respective members’ equity (deficit) was as follows:

Member Class	Interest	2007	2006
A	40%	$(291,356)	$(442,826)
B	35%	1,283,691	1,151,155
C	25%	614,779	520,110

		$1,607,114	$1,228,439

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Funds available for distribution from operations as defined by the Operating Agreement are first distributed to the Class B member up to $120,000 and then to the Class A and C members for the next $223,000. Funds available for distribution from operations in excess of the amounts described above are distributed to all members in proportion to their respective interests. Net income is allocated based upon and in the same order of the distributions described above. Gains and losses on sales are allocated based upon capital account balances preceding the transactions which give rise to the gains and losses. Net losses from operations are allocated based upon members’ respective interests.

NOTE 7 - COMMITMENTS

Franchise Agreement The Company operates under a Marriott franchise which expires in 2019. The franchise agreement requires a franchise royalty fee to be paid monthly. The fee is 5.5% of gross room sales. Under the terms of the agreement the Company is also required to pay advertising and reservation assessments. The detail of these fees and assessments were as follows:

	2007	2006
Franchise	$325,620	$301,089
Advertising	118,403	109,487
Reservation	53,279	95,840

	$497,302	$506,416

Operating Leases Future minimum payments required under various leases that have a remaining noncancelable term in excess of one year as of December 31, 2007 are as follows:

Year	Equipment	Parking Lot
2008	$22,924	$46,000
2009	22,696	46,000
2010	19,940	46,000
2011	18,448	46,000
2012	18,448	46,000
Thereafter	9,224	1,610,000

Total minimum payments	$111,680	$1,840,000

Total operating lease rental expense was $104,173 and $117,373 in 2007 and 2006, respectively.

Replacement Reserve The loan agreement requires the Company to deposit quarterly with the lender cash funds to be used for replacements and capital improvements of the property. The amount of the quarterly deposit is equal to 3% of the “Gross Room Revenues” for the immediate preceding quarter. This reserve had a balance of $24,875 and $506 at December 31, 2007 and 2006, respectively.

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS (unaudited)

March 31, 2008 and 2007

	2008	2007
Assets
Current Assets
Cash	$123,518	$155,138
Accounts receivable
Trade	22,420	37,560
Related parties	227	—
Inventories	15,038	13,070
Prepaid expenses	30,154	48,054
Notes receivable	5,681	5,436

Total Current Assets	197,038	259,258

Property, Plant and Equipment
Land	2,509,663	2,509,663
Building and improvements	8,156,409	8,105,063
Furniture, fixtures and equipment	3,136,289	2,817,511
Construction in progress	—	233,363

	13,802,361	13,665,600
Less allowance for depreciation	(4,040,372)	(3,730,396)

Net Property, Plant and Equipment	9,761,989	9,935,204

Other Assets
Franchise costs, net of amortization	31,936	34,796
Loan acquisition costs, net of amortization	104,534	112,896
Linen, china, glass and silver	36,256	36,156
Investment in Shore Laundry Services, Inc.	59,681	36,378
Prepaid lease expense, net of current portion	417	2,917
Note receivable, net of current portion	112,899	118,640
Funds in escrow for replacement	24,875	22,696
Deposits	157	—

Total Other Assets	370,755	364,479

TOTAL ASSETS	$10,329,782	$10,558,941

Continued

Continued

	2008	2007
Liabilities and Members’ Equity
Current Liabilities
Accounts payable
Trade	$175,927	$332,462
Related parties	1,659	3,386
Payroll and sales taxes	68,019	71,227

Subtotal	245,605	407,075
Accrued expenses
Interest, related parties	15,989	3,326
Interest, mortgage	60,450	62,970
Management fees	59,979	21,202
Other	83,980	135,993
Loans, related party	133,000	250,000
Current maturities of long-term debt	366,923	336,122

Total Current Liabilities	965,926	1,216,688

Long-Term Liabilities
Long-term debt, net of current portion	7,876,294	8,250,665

Total Liabilities	8,842,220	9,467,353

Members’ Equity	1,487,562	1,091,588

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$10,329,782	$10,558,941

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	%	2007	%
Sales
Rooms	$825,697	89.2%	$838,079	87.3%
Food	72,751	7.9%	92,522	9.6%
Beverage	10,426	1.1%	16,504	1.7%
Telephone and internet services	969	0.1%	1,966	0.2%
Other income	15,315	1.7%	11,132	1.2%

Total Sales	925,158	100.0%	960,203	100.0%

Departmental Expenses
Rooms	228,514	27.7%	237,782	28.4%
Food	80,078	110.1%	90,421	97.7%
Beverage	8,665	83.1%	7,060	42.8%
Telephone and internet services	12,573	1297.5%	14,132	718.8%

Total Departmental Expenses	329,830	35.7%	349,395	36.4%

Income From Operations	595,328	64.3%	610,808	63.6%

Undistributed Operating Expenses
Administrative and general	88,767	9.6%	83,669	8.7%
Marketing	37,481	4.1%	28,990	3.0%
Utilities	41,717	4.5%	44,661	4.7%
Management fees	46,759	5.1%	48,403	5.0%
Property maintenance	83,080	9.0%	74,399	7.7%
Franchise fees	69,710	7.5%	70,562	7.3%

Total Undistributed Operating Expenses	367,514	39.8%	350,684	36.4%

Income After Undistributed Operating Expenses	227,814	24.5%	260,124	27.2%

Property Taxes and Insurance
Property taxes	45,234	4.9%	49,582	5.2%
Insurance	31,530	3.4%	30,050	3.1%

Total Property Taxes and Insurance	76,764	8.3%	79,632	8.3%

Continued

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

Continued

	2008	%	2007	%
Income Before Interest and Depreciation	$151,050	16.2%	$180,492	18.9%

Other Expenses
Rent	12,125	1.3%	12,125	1.3%
Interest expense	182,549	19.7%	189,538	19.7%
Depreciation	73,122	7.9%	112,874	11.8%
Amortization	2,806	0.3%	2,806	0.3%

Total Other Expenses	270,602	29.2%	317,343	33.1%

NET LOSS	$(119,552)	-13.0%	$(136,851)	-14.2%

LEEWARD-PRINCESS ANNE INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	2007
Cash Flows From Operating Activities
Net loss	$(119,552)	$(136,851)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	75,928	115,680
Changes in operating assets and liabilities
Accounts receivable	(160)	3,279
Inventories	2,446	605
Prepaid expenses	17,829	12,127
Linen, china, glass and silver	500	600
Accounts payable	35,913	14,496
Payroll and sales tax payable	29,896	29,868
Accrued expenses	71,898	68,582

Net Cash Provided by Operating Activities	114,698	108,386

Cash Flows From Investing Activities
Property and equipment additions	—	(47,302)
Collections on note receivable	1,396	1,337
Deposits on fixed assets	(157)	—
Funds in escrow for replacement	—	(22,190)

Net Cash Provided by (Used in) Investing Activities	1,239	(68,155)

Cash Flows From Financing Activities
Payments on long-term debt	(88,737)	(81,288)
Proceeds from related party loan	68,000	125,000

Net Cash Provided by (Used in) Financing Activities	(20,737)	43,712

Net Increase in Cash	95,200	83,943
Cash, Beginning of Period	28,318	71,195

CASH, END OF PERIOD	$123,518	$155,138

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$183,200	$190,134

INDEPENDENT AUDITOR’S REPORT

The Members

Eastward Investment Associates

Virginia Beach, Virginia

We have audited the accompanying balance sheets of Eastward Investment Associates (a limited liability company) as of December 31, 2007 and 2006, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastward Investment Associates as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ McPhillips Roberts & Deans, PLC

May 29, 2008
Norfolk, Virginia

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
Assets
Current Assets
Cash	$26,646	$72,459
Accounts receivable
Trade	16,678	36,535
Related parties	20,778	9,754
Inventories	21,778	21,975
Prepaid expenses	52,240	61,016

Total Current Assets	138,120	201,739

Property, Plant and Equipment
Building and improvements	12,331,417	12,331,417
Furniture, fixtures and equipment	2,679,292	2,712,367

	15,010,709	15,043,784
Less allowance for depreciation	(4,555,825)	(3,765,595)

Net Property, Plant and Equipment	10,454,884	11,278,189

Other Assets
Lease acquisition costs, net of amortization	1,467,261	1,519,047
Franchise costs, net of amortization	46,400	49,600
Loan acquisition costs, net of amortization	45,718	49,886
Investment in Shore Laundry Services, Inc.	64,879	41,280
Linen, china, glass and silver	60,910	60,910
Deposits	—	2,985
Funds in escrow for replacement	460,818	319,701

Total Other Assets	2,145,986	2,043,409

TOTAL ASSETS	$12,738,990	$13,523,337

Continued

See Accompanying Notes to Financial Statements

Continued

	2007	2006
Liabilities and Members’ Equity
Current Liabilities
Accounts payable
Trade	$265,828	$208,397
Related parties	15,633	21,067
Advance deposits	2,618	4,591
Payroll and sales taxes	39,173	42,280

Subtotal	323,252	276,335
Accrued expenses
Interest, related party	24,142	812
Interest, mortgage	80,221	81,691
Interest, other	4,196	5,795
Management fees	17,297	14,672
Other	69,856	64,938
Loans, related party	70,000	420,000
Current maturities of capital lease obligations	—	30,158
Current maturities of long-term debt	862,861	415,979

Total Current Liabilities	1,451,825	1,310,380

Long-Term Liabilities
Long-term debt, net of current portion	10,781,627	11,644,507

Total Liabilities	12,233,452	12,954,887

Members’ Equity	505,538	568,450

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$12,738,990	$13,523,337

See Accompanying Notes to Financial Statements

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

	2007	%	2006	%
Sales
Rooms	$6,986,712	87.4%	$6,495,503	87.4%
Food	726,753	9.1%	670,018	9.0%
Beverage	117,410	1.5%	107,129	1.4%
Telephone and internet services	13,300	0.2%	17,872	0.2%
Market	93,897	1.2%	86,465	1.2%
Other income	54,532	0.6%	58,706	0.8%

Total Sales	7,992,604	100.0%	7,435,693	100.0%

Departmental Expenses
Rooms	1,279,209	18.3%	1,296,210	20.0%
Food	603,559	83.0%	618,907	92.4%
Beverage	58,107	49.5%	69,323	64.7%
Telephone and internet services	56,996	428.5%	54,707	306.1%
Market	42,744	45.5%	49,845	57.6%

Total Departmental Expenses	2,040,615	25.5%	2,088,992	28.1%

Income From Operations	5,951,989	74.5%	5,346,701	71.9%

Undistributed Operating Expenses
Administrative and general	431,993	5.4%	354,796	4.8%
Marketing	245,299	3.1%	242,988	3.3%
Utilities	218,512	2.7%	197,657	2.7%
Management fees	399,215	5.0%	371,684	5.0%
Property maintenance	338,611	4.2%	316,920	4.3%
Franchise fees	588,815	7.4%	594,643	8.0%

Total Undistributed Operating Expenses	2,222,445	27.8%	2,078,688	28.1%

Income After Undistributed Operating Expenses	3,729,544	46.7%	3,268,013	43.8%

Property Taxes and Insurance
Property taxes	230,113	2.9%	240,806	3.2%
Insurance	144,998	1.8%	127,024	1.7%

Total Property Taxes and Insurance	375,111	4.7%	367,830	4.9%

Continued

See Accompanying Notes to Financial Statements

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

Continued

	2007	%	2006	%
Income Before Rent, Interest and Depreciation	$3,354,433	42.0%	$2,900,183	38.9%

Other Expenses
Rent	524,003	6.6%	487,163	6.6%
Interest expense	1,058,472	13.2%	1,087,095	14.6%
Depreciation	845,732	10.6%	851,551	11.5%
Amortization	59,154	0.7%	59,153	0.8%
Loss on removal of assets	29,984	0.4%	19,736	0.3%

Total Other Expenses	2,517,345	31.5%	2,504,698	33.8%

NET INCOME	$837,088	10.5%	$395,485	5.1%

See Accompanying Notes to Financial Statements

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

For the Years Ended December 31, 2007 and 2006

Members’ Equity December 31, 2005	$872,965
Net income for 2006	395,485
Distributions	(700,000)

Members’ Equity December 31, 2006	568,450
Net income for 2007	837,088
Distributions	(900,000)

Members’ Equity December 31, 2007	$505,538

See Accompanying Notes to Financial Statements

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2007 and 2006

	2007	2006
Cash Flows From Operating Activities
Net income	$837,088	$395,485
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	904,886	910,704
Loss on removal of assets	29,984	19,736
Changes in operating assets and liabilities
Accounts receivable	8,833	6,337
Inventories	197	6,779
Prepaid expenses	8,776	(1,364)
Deposits	2,985	—
Accounts payable	51,997	(23,980)
Advance deposits	(1,973)	3,091
Payroll and sales tax payable	(3,107)	4,951
Accrued expenses	27,804	(31,588)

Net Cash Provided by Operating Activities	1,867,470	1,290,151

Cash Flows From Investing Activities
Capital expenditures	(52,411)	(48,035)
Investment in Shore Laundry Services, Inc.	(23,599)	—
Funds in escrow for replacement	(141,117)	(182,945)

Net Cash Used in Investing Activities	(217,127)	(230,980)

Cash Flows From Financing Activities
Distributions	(900,000)	(700,000)
Payments on capital leases	(30,158)	(50,479)
Payments on long-term debt	(415,998)	(399,158)
Proceeds from (payments on) related party loan	(350,000)	125,000

Net Cash Used in Financing Activities	(1,696,156)	(1,024,637)

Net Increase (Decrease) in Cash	(45,813)	34,534
Cash, Beginning of Year	72,459	37,925

CASH, END OF YEAR	$26,646	$72,459

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$1,038,211	$1,097,739

See Accompanying Notes to Financial Statements

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Eastward Investment Associates (a limited liability company) was formed on March 1, 2001, under the provisions of the Virginia Limited Liability Company Act. The Company was formed for a term to continue until December 31, 2051 unless sooner terminated in accordance with the operating agreement. The Company constructed and operates the 160 room Courtyard by Marriott at 37th Street and Atlantic Avenue in Virginia Beach, Virginia, which began operations July 1, 2002. Subsequent to year end, the Company sold substantially all of its assets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Estimates Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Accounts Receivable Management considers the need for an allowance for uncollectible accounts receivable based on its review of accounts receivable and historical collection experience. A trade accounts receivable is deemed past due if payments are not received by the due date stated on the billing statement, which generally is one month past the statement date. Receivables from franchisors are not considered to be past due at any time. Past due accounts are not charged a monthly finance charge on the past due balance. Past due receivables may only be charged off upon approval by management. The Company generally does not require collateral for its receivables.

Inventories Inventories of food and beverage are stated at cost (first-in, first-out method).

Property, Plant and Equipment Property, plant and equipment, which includes assets acquired using capital leases, are recorded at cost. Depreciation is calculated using the straight-line method based on the following estimated useful lives:

Asset Category	Useful Life
Buildings	40 years
Improvements	15-20 years
Furniture, fixtures and equipment	5-8 years

Franchise Costs Franchise costs totaling $64,000 are being amortized on the straight-line basis over the 20 year life of the franchise agreement.

Lease Acquisition Costs Lease costs totaling $1,812,500 are being amortized on the straight-line basis over the 35 year life of the related lease.

Loan Acquisition Costs Loan costs totaling $65,698 are being amortized on the straight-line basis over the respective lives of the related loans.

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Revenue Recognition The Hotel recognizes revenue from its room and restaurant facilities as earned on the close of each business day.

Advertising The Company expenses the costs of advertising as incurred. Advertising expense, which includes the advertising assessment (See Note 7), totaled $298,515 and $289,044 in 2007 and 2006, respectively.

Income Tax Status The Company is taxed as a partnership and thus is not subject to state and federal income taxes. Accordingly, net income or loss and any available tax credits are allocated to the individual partners in proportion to their income and loss rates of participation.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is committed under a management agreement terminating in 2012 to pay a management fee of 5% of gross sales. The management company is a corporation which is controlled by the majority member of the Class A and B members of the Company. Management fees amounted to $399,215 and $371,684, including amounts accrued but unpaid totaling $17,297 and $14,672 at December 31, 2007 and 2006, respectively. The Company had an outstanding loan totaling $145,000 at December 31, 2006, and had outstanding accrued interest of $23,842 and $478 at December 31, 2007 and 2006, respectively, from the aforementioned member of the Company. Other net payables due to the management company totaled $15,633 and $21,067 at December 31, 2007 and 2006, respectively. Internal audit services provided by the management company totaled $9,471 and $10,781 in 2007 and 2006, respectively. Accounting services, which are also provided by the management company, totaled $8,400 in 2007 and 2006. Furthermore, other expenses incurred by the management company on behalf of the Company and allocated to various departments totaled $30,535 and $29,065 in 2007 and 2006, respectively. The Company had outstanding loans from the management company totaling $70,000 and $275,000 at December 31, 2007 and 2006, respectively, and owed the management company $300 and $334 in interest at December 31, 2007 and 2006, respectively.

The Company rents warehouse space from an affiliate. Warehouse rental from this affiliate totaled $7,398 and $7,454 in 2007 and 2006, respectively. Additionally, certain maintenance and facility construction services are provided by an affiliate. During 2007 and 2006, payments to this affiliate totaled $1,016 and $5,621, respectively.

Laundry services are provided by Shore Laundry Services, Inc., a corporation in which the company owns an equity interest. During 2007, the Company increased its equity interest in this corporation to $64,879 from $41,280 in 2006. Laundry fees amounted to $166,118 and $149,585 in 2007 and 2006, respectively, including amounts accrued but unpaid totaling $25,706 and $21,619 at December 31, 2007 and 2006, respectively.

At December 31, 2007 and 2006, the Company had receivables from other affiliates totaling $20,778 and $9,754, respectively.

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - LONG-TERM DEBT

	2007	2006
Note payable, bank, secured by first deed of trust on property, also secured by equipment and other assets as detailed in the agreement, payable in monthly installments of $97,836, including interest at 8.75%, through July 2027 with all outstanding amounts due and payable on August 1, 2027. Additionally, all leases and rents have been assigned to the lender. There are certain prepayment penalties associated with this note	$11,001,678	$11,203,376
Note payable, bank, payable in annual installments of $214,300 beginning October 2004. A final payment of all unpaid principal and interest is due October 2008. Payments of interest only at 2.5% above the one-month London Interbank Offered Rate (LIBOR) are due monthly	642,810	857,110

	11,644,488	12,060,486
Less current maturities	(862,861)	(415,979)

Total long-term debt	$10,781,627	$11,644,507

Principal maturities of long-term debt are:

Year	Total
2008	$862,861
2009	240,097
2010	261,968
2011	285,833
2012	311,871
Thereafter	9,681,858

Total	$11,644,488

NOTE 5 - MEMBERS’ EQUITY

At December 31, the respective members’ equity (deficit) was as follows:

Member Class	Interest	2007	2006
A	40%	$(463,786)	$(438,619)
B	60%	969,324	1,007,069

		$505,538	$568,450

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Beginning January 1, 2003, Class B members became entitled to certain priority distributions. Gains and losses on sales are allocated based upon capital account balances preceding the transactions, which give rise to the gains and losses. Funds available for distribution from sale of assets or refinancing as well as net losses and tax credits from operations are allocated based upon members’ respective interests.

NOTE 6 - CONCENTRATION OF CREDIT RISK

At various times during the year presented, the Company may have had on deposit with a single financial institution more than $100,000, which is the limit currently insured by the Federal Deposit Insurance Corporation. At December 31, 2007, the Company’s uninsured cash balances were below this limit.

NOTE 7 - COMMITMENTS

Franchise Agreement The Company operates under a Marriott franchise which expires in 2022. The franchise agreement requires a franchise royalty fee to be paid monthly. The fee is 5.5% of gross room sales. Under the terms of the agreement the Company is also required to pay advertising and reservation assessments. The detail of these fees and assessments were as follows:

	2007	2006
Franchise	$385,420	$358,176
Advertising	140,203	130,447
Reservation	63,192	106,020

	$588,815	$594,643

Operating Leases Future minimum rent payments required under operating leases that have initial or remaining noncancelable terms in excess of one year as of December 31, 2007 are as follows:

Year	Equipment	Land
2008	$1,288	$400,000
2009	—	400,000
2010	—	400,000
2011	—	400,000
2012	—	400,000
Thereafter	—	8,933,333

Total minimum payments	$1,288	$10,933,333

Total rental expense was $587,846 and $576,600 in 2007 and 2006, respectively.

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Property and Equipment Replacement Fund The first deed of trust mortgage agreement requires the Company to deposit quarterly with the mortgagor cash funds equal to 3% of gross revenues to be used for renewals and replacement of capital improvements. This reserve had a balance of $460,818 and $319,701 at December 31, 2007 and 2006, respectively.

NOTE 8 - RECLASSIFICATIONS

Certain amounts in the 2006 financial statements have been reclassified to conform with the current year financial statement presentation. These reclassifications had no effect on financial position or operating results as previously reported.

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS (unaudited)

March 31, 2008 and 2007

	2008	2007
Assets
Current Assets
Cash	$125,701	$186,264
Accounts receivable
Trade	34,685	59,714
Related parties	15,303	1,050
Inventories	20,528	23,326
Prepaid expenses	33,537	51,144

Total Current Assets	229,754	321,498

Property, Plant and Equipment
Building and improvements	12,331,417	12,331,417
Furniture, fixtures and equipment	2,679,292	2,712,367
Work in progress	12,280	3,477

	15,022,989	15,047,261
Less allowance for depreciation	(4,783,084)	(3,982,948)

Net Property, Plant and Equipment	10,239,905	11,064,313

Other Assets
Lease acquisition costs, net of amortization	1,454,315	1,506,101
Franchise costs, net of amortization	45,600	48,800
Loan acquisition costs, net of amortization	44,676	48,844
Investment in Shore Laundry Services, Inc.	64,879	41,280
Linen, china, glass and silver	60,910	60,910
Deposits	—	2,985
Funds in escrow for replacement	460,818	301,247

Total Other Assets	2,131,198	2,010,167

TOTAL ASSETS	$12,600,857	$13,395,978

Continued

Continued

	2008	2007
Liabilities and Members’ Equity
Current Liabilities
Accounts payable
Trade	$292,693	$248,544
Related parties	3,344	3,673
Advance deposits	18,602	18,386
Payroll and sales taxes	80,070	79,794

Subtotal	394,709	350,397
Accrued expenses
Interest, related party	24,142	812
Interest, mortgage	79,832	81,336
Interest, other	4,196	5,795
Management fees	68,612	15,120
Other	125,774	133,358
Loans, related party	235,500	690,000
Current maturities of capital lease obligations	—	16,829
Current maturities of long-term debt	862,861	446,137

Total Current Liabilities	1,795,626	1,739,784

Long-Term Liabilities
Long-term debt, net of current portion	10,728,394	11,565,560

Total Liabilities	12,524,020	13,305,344

Members’ Equity	76,837	90,634

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$12,600,857	$13,395,978

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	%	2007	%
Sales
Rooms	$840,685	85.7%	$824,577	85.3%
Food	98,797	10.1%	106,975	11.1%
Beverage	13,540	1.4%	10,459	1.1%
Telephone and internet services	2,351	0.2%	2,699	0.3%
Market	14,796	1.5%	12,922	1.3%
Other income	11,265	1.1%	8,819	0.9%

Total Sales	981,434	100.0%	966,451	100.0%

Departmental Expenses
Rooms	224,610	26.7%	236,044	28.6%
Food	84,839	85.9%	108,230	101.2%
Beverage	8,046	59.4%	6,110	58.4%
Telephone and internet services	13,506	574.5%	14,558	539.4%
Market	7,023	47.5%	7,421	57.4%

Total Departmental Expenses	338,024	34.4%	372,363	38.5%

Income From Operations	643,410	65.6%	594,088	61.5%

Undistributed Operating Expenses
Administrative and general	98,849	10.1%	91,832	9.5%
Marketing	39,395	4.0%	39,719	4.1%
Utilities	48,810	5.0%	48,936	5.1%
Management fees	49,215	5.0%	48,348	5.0%
Property maintenance	84,221	8.6%	85,140	8.8%
Franchise fees	71,110	7.2%	69,860	7.2%

Total Undistributed Operating Expenses	391,600	39.9%	383,835	39.7%

Income After Undistributed Operating Expenses	251,810	25.7%	210,253	21.8%

Property Taxes and Insurance
Property taxes	54,032	5.5%	59,687	6.2%
Insurance	31,981	3.3%	34,475	3.6%

Total Property Taxes and Insurance	86,013	8.8%	94,162	9.8%

Continued

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

Continued

	2008	%	2007	%
Income Before Rent, Interest and Depreciation	$165,797	16.9%	$116,091	12.0%

Other Expenses
Rent	100,000	10.2%	100,000	10.3%
Interest expense	252,449	25.7%	261,766	27.1%
Depreciation	227,259	23.2%	217,353	22.5%
Amortization	14,788	1.5%	14,788	1.5%

Total Other Expenses	594,496	60.6%	593,907	61.4%

NET LOSS	$(428,699)	-43.7%	$(477,816)	-49.4%

EASTWARD INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	2007
Cash Flows From Operating Activities
Net loss	$(428,699)	$(477,816)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	242,047	232,141
Changes in operating assets and liabilities
Accounts receivable	(12,532)	(14,475)
Inventories	1,250	(1,351)
Prepaid expenses	18,701	9,872
Accounts payable	14,576	22,753
Advance deposits	15,984	13,795
Payroll and sales tax payable	40,897	37,514
Accrued expenses	106,844	68,513

Net Cash Used in Operating Activities	(932)	(109,054)

Cash Flows From Investing Activities
Capital expenditures	(12,280)	(3,477)
Funds in escrow for replacement	—	18,454

Net Cash Provided by (Used in) Investing Activities	(12,280)	14,977

Cash Flows From Financing Activities
Payments on capital leases	—	(13,329)
Payments on long-term debt	(53,233)	(48,789)
Proceeds from related party loan	165,500	270,000

Net Cash Provided by Financing Activities	112,267	207,882

Net Increase in Cash	99,055	113,805
Cash, Beginning of Period	26,646	72,459

CASH, END OF PERIOD	$125,701	$186,264

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$252,838	$262,121

INDEPENDENT AUDITOR’S REPORT

The Members

Carolina Beach Investment Associates

Virginia Beach, Virginia

We have audited the accompanying balance sheets of Carolina Beach Investment Associates (a limited liability company) as of December 31, 2007 and 2006, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carolina Beach Investment Associates as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ McPhillips Roberts & Deans, PLC

May 29, 2008
Norfolk, Virginia

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
Assets
Current Assets
Cash	$55,475	$107,815
Accounts receivable
Trade	47,349	64,918
Related parties	380	—
Inventories	29,158	26,790
Prepaid expenses	75,378	50,999
Funds in escrow for taxes and insurance	88,790	40,266

Total Current Assets	296,530	290,788

Property, Plant and Equipment
Land	2,345,251	2,345,251
Building and improvements	12,001,305	11,952,490
Furniture, fixtures and equipment	2,686,579	2,647,864

	17,033,135	16,945,605
Less allowance for depreciation	(3,814,807)	(3,004,435)

Net Property, Plant and Equipment	13,218,328	13,941,170

Other Assets
Franchise costs, net of amortization	44,640	47,520
Loan acquisition costs, net of amortization	51,622	58,009
Linen, china, glass and silver	48,450	48,450
Deposits	2,455	2,455
Funds in escrow for replacement	94,332	100,199

Total Other Assets	241,499	256,633

TOTAL ASSETS	$13,756,357	$14,488,591

Continued

See Accompanying Notes to Financial Statements

Continued

	2007	2006
Liabilities and Members’ Equity
Current Liabilities
Accounts payable
Trade	$149,177	$167,892
Related parties	9,550	19,869
Advance deposits	8,938	9,429
Payroll and sales taxes	28,814	114,923

Subtotal	196,479	312,113
Accrued expenses
Interest, related parties	10,516	290
Interest, mortgage	41,535	42,333
Management fees	10,233	14,572
Other	53,640	56,119
Note payable, related parties	157,500	143,000
Current maturities of capital lease obligations	26,837	44,586
Current maturities of long-term debt	261,387	265,275

Total Current Liabilities	758,127	878,288

Long-Term Liabilities
Capital lease obligation, net of current portion	—	26,837
Long-term debt, net of current portion	12,673,320	12,934,707

Total Long-Term Liabilities	12,673,320	12,961,544

Total Liabilities	13,431,447	13,839,832

Members’ Equity	324,910	648,759

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$13,756,357	$14,488,591

See Accompanying Notes to Financial Statements

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

	2007	%	2006	%
Sales
Rooms	$5,281,723	81.2%	$4,903,031	79.2%
Food	948,414	14.6%	995,819	16.1%
Beverage	152,139	2.3%	164,116	2.7%
Telephone and internet services	10,038	0.2%	13,536	0.2%
Market	62,628	0.9%	59,514	0.9%
Other income	51,522	0.8%	55,022	0.9%

Total Sales	6,506,464	100.0%	6,191,038	100.0%

Departmental Expenses
Rooms	951,027	18.0%	960,842	19.6%
Food	859,853	90.7%	798,487	80.2%
Beverage	80,230	52.7%	78,520	47.8%
Telephone and internet services	81,915	816.0%	79,161	584.8%
Market	31,523	50.3%	31,657	53.2%

Total Departmental Expenses	2,004,548	30.8%	1,948,667	31.5%

Income From Operations	4,501,916	69.2%	4,242,371	68.5%

Undistributed Operating Expenses
Administrative and general	449,314	6.9%	350,954	5.7%
Marketing	260,737	4.0%	249,219	4.0%
Utilities	225,427	3.5%	200,612	3.2%
Management fees	321,617	4.9%	306,142	4.9%
Property maintenance	325,824	5.0%	290,070	4.7%
Franchise fees	445,034	6.8%	441,097	7.1%

Total Undistributed Operating Expenses	2,027,953	31.1%	1,838,094	29.6%

Income After Undistributed Operating Expenses	2,473,963	38.1%	2,404,277	38.9%

Property Taxes and Insurance
Property taxes	97,524	1.5%	134,785	2.2%
Insurance	119,065	1.8%	117,395	1.9%

Total Property Taxes and Insurance	216,589	3.3%	252,180	4.1%

Continued

See Accompanying Notes to Financial Statements

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2007 and 2006

Continued

	2007	%	2006	%
Income Before Interest and Depreciation	$2,257,374	34.8%	$2,152,097	34.8%

Other Expenses
Interest expense	780,861	12.0%	794,763	12.8%
Depreciation	879,916	13.5%	876,445	14.2%
Amortization	9,267	0.1%	8,735	0.1%
Loss on removal of assets	48,381	0.7%	44,529	0.7%

Total Other Expenses	1,718,425	26.3%	1,724,472	27.8%

NET INCOME	$538,949	8.5%	$427,625	7.0%

See Accompanying Notes to Financial Statements

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

For the Years Ended December 31, 2007 and 2006

Members’ Equity, December 31, 2005	$1,021,169
Distributions	(800,035)
Net income for 2006	427,625

Members’ Equity, December 31, 2006	648,759
Distributions	(862,798)
Net income for 2007	538,949

Members’ Equity, December 31, 2007	$324,910

See Accompanying Notes to Financial Statements

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2007 and 2006

	2007	2006
Cash Flows From Operating Activities
Net income	$538,949	$427,625
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	889,183	885,180
Loss on removal of assets	48,381	44,529
Changes in operating assets and liabilities
Accounts receivable	17,189	(22,864)
Inventories	(2,368)	2,778
Prepaid expenses and funds held in escrow	(72,903)	80,954
Advance room deposits	(491)	2,475
Accounts payable	(29,034)	58,409
Payroll and sales tax payable	(86,109)	14,545
Accrued expenses	2,610	(175,164)

Net Cash Provided by Operating Activities	1,305,407	1,318,467

Cash Flows From Investing Activities
Capital expenditures	(205,455)	(99,325)
Proceeds from sale of asset	—	10,000
Funds in escrow for replacement	5,867	(100,199)

Net Cash Used in Investing Activities	(199,588)	(189,524)

Cash Flows From Financing Activities
Distributions to members	(862,798)	(800,035)
Payments on long-term debt and capital leases	(309,861)	(282,607)
Proceeds from (payments on) related party note	14,500	(7,000)

Net Cash Used in Financing Activities	(1,158,159)	(1,089,642)

Net Increase (Decrease) in Cash	(52,340)	39,301
Cash, Beginning of Year	107,815	68,514

CASH, END OF YEAR	$55,475	$107,815

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$771,433	$688,283

See Accompanying Notes to Financial Statements

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Carolina Beach Investment Associates (a limited liability company) was formed on August 30, 2002, under the provisions of the Virginia Limited Liability Company Act. The Company was formed for a term to continue until December 31, 2052 unless sooner terminated in accordance with the operating agreement. The Company constructed and operates the 144 room Courtyard by Marriott at 100 Charlotte Avenue in Carolina Beach, North Carolina, which began operations July 10, 2003. Subsequent to year end, the Company sold substantially all of its assets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Estimates Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Accounts Receivable Management considers the need for an allowance for uncollectible accounts receivable based on its review of accounts receivable and historical collection experience. A trade accounts receivable is deemed past due if payments are not received by the due date stated on the billing statement, which generally is one month past the statement date. Receivables from franchisors are not considered to be past due at any time. Past due accounts are not charged a monthly finance charge on the past due balance. Past due receivables may only be charged off upon approval by management. The Company generally does not require collateral for its receivables.

Inventories Inventories of food and beverage are stated at cost (first-in, first-out method).

Property, Plant and Equipment Property, plant and equipment, which includes assets acquired using capital leases, are recorded at cost. Depreciation is calculated using the straight-line method based on the following estimated useful lives:

Asset Category	Useful Life
Buildings	40 years
Improvements	15-20 years
Furniture, fixtures and equipment	5-8 years

Franchise Costs Franchise costs totaling $57,600 are being amortized on the straight-line basis over the 20 year life of the franchise agreement.

Loan Acquisition Costs Loan costs totaling $63,864 are being amortized on the straight-line basis over the 10 year life of the loan starting in February of 2006.

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Revenue Recognition The Hotel recognizes revenue from its room and restaurant facilities as earned on the close of each business day.

Advertising The Company expenses the costs of advertising as incurred. Advertising expense, which includes the advertising assessment (See Note 8), totaled $247,567 and $240,477 in 2007 and 2006, respectively.

Income Tax Status The Company is taxed as a partnership and thus is not subject to state and federal income taxes. Accordingly, net income or loss and any available tax credits are allocated to the individual partners in proportion to their income and loss rates of participation.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is committed under a management agreement terminating in 2013 to pay a management fee of 5% of gross sales. The management company is a corporation which is controlled by the majority member of the Class A and B members of the Company. Management fees amounted to $321,617 and $306,142, including amounts accrued but unpaid totaling $10,233 and $14,572 at December 31, 2007 and 2006, respectively. The Company had outstanding accrued interest of $10,221 from the aforementioned member of the Company at December 31, 2007 . The Company had outstanding loans from the management company totaling $157,500 and $143,000 at December 31, 2007 and 2006, respectively. Outstanding accrued interest related to these loans totaled $295 and $290 at December 31, 2007 and 2006, respectively. Other net payables due to the management company totaled $9,550 and $19,869 at December 31, 2007 and 2006, respectively. Internal audit services provided by the management company totaled $8,837 and $8,610 in 2007 and 2006, respectively. Accounting services, which are also provided by the management company, totaled $8,400 in 2007 and 2006. Furthermore, other expenses incurred by the management company on behalf of the Company and allocated to various departments totaled $22,761 and $22,711 in 2007 and 2006, respectively.

The Company rents warehouse space from an affiliate. Warehouse rental from this affiliate totaled $6,658 and $6,368 in 2007 and 2006, respectively. Additionally, certain maintenance and facility construction services are provided by an affiliate. During 2007 and 2006, payments to this affiliate totaled $317 and $2,291.

At December 31, 2007, the Company had receivables from other affiliates totaling $380.

NOTE 4 - CAPITALIZATION OF LEASES

Certain equipment, totaling $198,052, for which the Company entered into lease arrangements, is accounted for as purchased equipment. Future minimum lease payments to be made in 2008 total $27,598 less an amount of $761 representing interest at various rates.

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 5 - LONG-TERM DEBT

	2007	2006
Note payable, bank, secured by first deed of trust on property, also secured by equipment and other assets as detailed in the agreement, payable in monthly installments of $84,543 each, including interest at 5.78% with all outstanding amounts due and payable on January 11, 2016. The loan is further guaranteed by the managing member. Additionally, all leases and rents have been assigned to the lender. There are certain prepayment penalties associated with this note	$12,934,707	$13,183,291
Note payable, Town of Carolina Beach, payable in annual principal installments of $16,691 along with interest charged at the Prime Rate of Interest on the date of the note, which was 4.25%, beginning October 2003. A final payment of all unpaid principal and interest was due October 1, 2007	—	16,691

	12,934,707	13,199,982
Less current maturities	(261,387)	(265,275)

Total long-term debt	$12,673,320	$12,934,707

Future maturities of long-term debt are as follows:

Year	Amount
2008	$261,387
2009	279,286
2010	296,100
2011	313,926
2012	330,857
Thereafter	11,453,151

Total	$12,934,707

NOTE 6 - CONCENTRATION OF CREDIT RISK

At various times during the years presented, the Company may have had on deposit with a single financial institution more than $100,000, which is the limit currently insured by the Federal Deposit Insurance Corporation. At December 31, 2007, the Company’s uninsured cash balances were below this limit.

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - MEMBERS’ EQUITY

At December 31, the respective members’ equity (deficit) was as follows:

Member Class	Interest	2007	2006
A	37%	$(509,807)	$(389,983)
B	63%	834,717	1,038,742

		$324,910	$648,759

Beginning January 1, 2005, Class B members became entitled to certain priority distributions. Gains and losses on sales are allocated based upon capital account balances preceding the transactions, which give rise to the gains and losses. Funds available for distribution from sale of assets or refinancing as well as net losses and tax credits from operations are allocated based upon members’ respective interests.

NOTE 8 - COMMITMENTS

Franchise Agreement The Company operates under a Marriott franchise which expires in 2022. The franchise agreement requires a franchise royalty fee to be paid monthly. The fee is 5.5% of gross room sales. Under the terms of the agreement the Company is also required to pay advertising and reservation assessments. The detail of these fees and assessments were as follows:

	2007	2006
Franchise	$291,388	$269,428
Advertising	105,960	97,974
Reservation	47,686	73,695

	$445,034	$441,097

Operating Leases Future minimum rent payments required under operating leases that have initial or remaining noncancelable terms in excess of one year as of December 31, 2007 total $4,783.

Total rental expense was $62,890 and $77,306 in 2007 and 2006, respectively.

Tax and Insurance Escrow Fund The loan agreement requires the Company to deposit monthly with the lender cash funds to be used to pay the taxes and insurance premiums for the following year. This fund had a balance of $88,790 and $40,266 at December 31, 2007 and 2006, respectively.

Replacement Reserve The loan agreement requires the Company to deposit monthly with the mortgagor cash funds to be used for replacements and capital improvements to the property. The amount of deposit will be 4% of monthly revenues for the preceding 12 month period. This reserve had a balance of $94,332 and $100,199 at December 31, 2007 and 2006, respectively.

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

NOTES TO FINANCIAL STATEMENTS

Letter of Credit The first deed of trust mortgage agreement requires the Company to obtain a standby letter of credit totaling $500,000 to provide for debt service and to be used for the establishment of an escrow account to hold any draws under the letter of credit, if so required, until satisfaction of a debt service coverage target. At December 31, 2007 the letter of credit was unused.

NOTE 9 - RECLASSIFICATIONS

Certain amounts in the 2006 financial statements have been reclassified to conform with the current year financial statement presentation. These reclassifications had no effect on financial position or operating results as previously reported.

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

BALANCE SHEETS (unaudited)

March 31, 2008 and 2007

	2008	2007
Assets
Current Assets
Cash	$94,109	$131,021
Accounts receivable
Trade	71,488	56,068
Related parties	380	—
Inventories	30,570	30,017
Prepaid expenses	48,354	64,742
Funds in escrow for taxes and insurance	113,717	74,389

Total Current Assets	358,618	356,237

Property, Plant and Equipment
Land	2,345,251	2,345,251
Building and improvements	12,001,305	11,952,490
Furniture, fixtures and equipment	2,686,579	2,647,864
Work in progress	—	133,667

	17,033,135	17,079,272
Less allowance for depreciation	(4,035,730)	(3,222,876)

Net Property, Plant and Equipment	12,997,405	13,856,396

Other Assets
Franchise costs, net of amortization	43,920	46,800
Loan acquisition costs, net of amortization	50,026	56,413
Linen, china, glass and silver	48,450	48,450
Deposits	—	2,455
Funds in escrow for replacement	137,948	144,061

Total Other Assets	280,344	298,179

TOTAL ASSETS	$13,636,367	$14,510,812

Continued

Continued

	2008	2007
Liabilities and Members’ Equity
Current Liabilities
Accounts payable
Trade	$185,803	$259,087
Related parties	1,506	3,232
Advance deposits	18,766	12,687
Payroll and sales taxes	57,525	145,961

Subtotal	263,600	420,967
Accrued expenses
Interest, related parties	10,516	290
Interest, mortgage	41,212	42,018
Management fees	62,131	29,445
Other	69,033	70,656
Note payable, related parties	210,803	368,000
Current maturities of capital lease obligation	13,029	60,640
Current maturities of long-term debt	261,387	265,275

Total Current Liabilities	931,711	1,257,291

Long-Term Liabilities
Long-term debt, net of current portion	12,608,385	12,871,311

Total Liabilities	13,540,096	14,128,602

Members’ Equity	96,271	382,210

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$13,636,367	$14,510,812

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	%	2007	%
Sales
Rooms	$770,297	76.5%	$754,182	75.3%
Food	185,071	18.4%	199,889	19.9%
Beverage	24,112	2.4%	24,418	2.4%
Telephone and internet services	2,054	0.2%	3,103	0.3%
Market	13,346	1.3%	9,620	1.0%
Other income	12,004	1.2%	11,430	1.1%

Total Sales	1,006,884	100.0%	1,002,642	100.0%

Departmental Expenses
Rooms	178,689	23.2%	181,137	24.0%
Food	168,253	90.9%	186,586	93.3%
Beverage	15,525	64.4%	15,593	63.9%
Telephone and internet services	20,601	1003.0%	20,056	646.3%
Market	6,208	46.5%	4,572	47.5%

Total Departmental Expenses	389,276	38.7%	407,944	40.7%

Income From Operations	617,608	61.3%	594,698	59.3%

Undistributed Operating Expenses
Administrative and general	96,839	9.6%	101,122	10.1%
Marketing	51,035	5.1%	49,106	4.9%
Utilities	48,817	4.8%	48,610	4.8%
Management fees	49,798	4.9%	49,422	4.9%
Property maintenance	70,985	7.0%	70,665	7.0%
Franchise fees	65,035	6.5%	63,572	6.3%

Total Undistributed Operating Expenses	382,509	37.9%	382,497	38.0%

Income After Undistributed Operating Expenses	235,099	23.4%	212,201	21.3%

Property Taxes and Insurance
Property taxes	24,980	2.5%	36,509	3.6%
Insurance	24,769	2.5%	30,075	3.0%

Total Property Taxes and Insurance	49,749	5.0%	66,584	6.6%

Continued

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF OPERATIONS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

Continued

	2008	%	2007	%
Income Before Interest and Depreciation	$185,350	18.4%	$145,617	14.7%

Other Expenses
Interest expense	190,748	18.9%	191,409	19.1%
Depreciation	220,923	21.9%	218,441	21.8%
Amortization	2,317	0.2%	2,317	0.2%

Total Other Expenses	413,988	41.0%	412,167	41.1%

NET LOSS	$(228,638)	-22.6%	$(266,550)	-26.4%

CAROLINA BEACH INVESTMENT ASSOCIATES

(a limited liability company)

STATEMENTS OF CASH FLOWS (unaudited)

For the Three Months Ended March 31, 2008 and 2007

	2008	2007
Cash Flows From Operating Activities
Net loss	$(228,638)	$(266,550)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	223,240	220,758
Changes in operating assets and liabilities
Accounts receivable	(24,140)	8,850
Inventories	(1,412)	(3,227)
Prepaid expenses and funds held in escrow	2,097	(47,866)
Deposits	2,455	—
Advance room deposits	9,828	3,258
Accounts payable	28,581	74,559
Payroll and sales tax payable	28,711	31,038
Accrued expenses	66,968	29,095

Net Cash Provided by Operating Activities	107,690	49,915

Cash Flows From Investing Activities
Capital expenditures	—	(133,668)
Funds in escrow for replacement	(43,616)	(43,862)

Net Cash Used in Investing Activities	(43,616)	(177,530)

Cash Flows From Financing Activities
Payments on long-term debt and capital leases	(78,743)	(74,179)
Proceeds from related party note	53,303	225,000

Net Cash Provided by (Used in) Financing Activities	(25,440)	150,821

Net Increase in Cash	38,634	23,206
Cash, Beginning of Period	55,475	107,815

CASH, END OF PERIOD	$94,109	$131,021

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$191,071	$191,724

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008 (unaudited)

(In thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Residence Inn	Burbank, CA	$50.5	May 13, 2008
Residence Inn	San Diego, CA	28.8	May 13, 2008
Courtyard	Winston-Salem, NC	13.5	May 19, 2008
Hilton Garden Inn	Hilton Head, SC	13.5	May 29, 2008
Courtyard	Charlottesville, VA	27.9	June 5, 2008
Courtyard	Virginia Beach, VA	27.1	June 5, 2008
Courtyard	Virginia Beach, VA	39.7	June 5, 2008
Courtyard	Carolina Beach, NC	24.2	June 5, 2008
True North Hotels Portfolio (4 Hotels):
Residence Inn	Kansas City, MO	17.4	April 30, 2008
Residence Inn	Overland Park, KS	15.9	April 30, 2008
Residence Inn	Westford, MA	14.9	April 30, 2008
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending
Intermountain Hotels Portfolio (2 Hotels):
Residence Inn	Fayetteville, NC	12.2	May 9, 2008
Courtyard	Wichita, KS	8.9	June 13, 2008
Dimension Hotels Portfolio (3 Hotels):
Courtyard	Cypress, CA	31.2	April 30, 2008
Homewood Suites	San Jose, CA	21.9	July 2, 2008
Homewood Suites	Tukwila, WA	15.7	July 2, 2008
Homecourt Hospitality Group (4 Hotels):
Residence Inn	Greenville, SC	8.7	May 19, 2008
Homewood Suites	Birmingham, AL	16.5	May 23, 2008
Homewood Suites	Jacksonville, FL	23.3	June 17, 2008
TownePlace Suites	Tampa, FL	11.2	June17, 2008

	Total	$435.1

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of True North Hotel Group, Inc., McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc., Dimension Development Company and Crestline Hotels and Resorts, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2008, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of March 31, 2008 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$414,974	$445,726	(A)	$860,700
Cash and cash equivalents	406,070	(355,285	)(C)	50,785
Other assets, net	20,464	1,001	(B)	21,465

Total Assets	$841,508	$91,442		$932,950

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Intangible liabilities, net	$10,055	$—		$10,055
Mortgage notes payable - secured	5,143	91,442	(B)	96,585
Accounts payable and accrued expenses	2,197	—		2,197

Total liabilities	17,395	91,442		108,837

Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 200,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	843,990	—		843,990
Distributions greater than net income	(19,901)	—		(19,901)

Total shareholders’ equity	824,113	—		824,113

Total liabilities and shareholders’ equity	$841,508	$91,442		$932,950

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 21 properties that have been, or will be, purchased after March 31, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	True North Hotels Portfolio	Intermountain Hotels Portfolio	Dimension Hotels Portfolio	Winston- Salem, NC Courtyard	Homecourt Hotels Portfolio	Hilton Head, SC Hilton Garden Inn	Burbank, CA Residence Inn	San Diego, CA Residence Inn	Charlottesville, VA Courtyard	Virginia Beach, VA Courtyard	Virginia Beach, VA Courtyard	Carolina Beach, NC Courtyard	Total Combined
Purchase price per contract	$60,100	$21,075	$68,733	$13,500	$59,700	$13,500	$50,500	$28,750	$27,900	$27,100	$39,700	$24,214	$434,772
Other closing and capitalized costs (credits) incurred	301	105	344	68	299	68	44	27	257	274	343	128	2,258
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	1,202	422	1,375	270	1,194	270	1,010	575	558	542	794	484	8,696

Investment in hotel properties	61,603	21,602	70,452	13,838	61,193	13,838	51,554	29,352	28,715	27,916	40,837	24,826	445,726	(A)
Net other assets/(liabilities) assumed	(25,665)	(7,060)	—	(7,920)	(43,381)	(6,463)	17	10	13	11	14	(17)	(90,441	)(B)

Total purchase price	$35,938	$14,542	$70,452	$5,918	$17,812	$7,375	$51,571	$29,362	$28,728	$27,927	$40,851	$24,809	$355,285	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007 and three months ended March 31, 2008

(In thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Somerset, NJ	$16.0	November 9, 2007
SpringHill Suites	Greensboro, NC	8.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007
Hampton Inn	Port Wentworth, GA	10.8	January 2, 2008
Independent	New York, NY	99.0	January 4, 2008
Hilton Garden Inn	Annapolis, MD	25.0	January 15, 2008
Hampton Inn	Matthews, NC	11.3	January 15, 2008
Hampton Inn	Dunn, NC	12.5	January 24, 2008
Hilton Garden Inn	Tallahassee, FL	13.2	January 25, 2008
Hampton Inn	Concord, NC	9.2	March 7, 2008
SpringHill Suites	Sanford, FL	11.2	March 14, 2008
Residence Inn	Burbank, CA	50.5	May 13, 2008
Residence Inn	San Diego, CA	28.8	May 13, 2008
Courtyard	Winston-Salem, NC	13.5	May 19, 2008
Hilton Garden Inn	Hilton Head, SC	13.5	May 29, 2008
Courtyard	Charlottesville, VA	27.9	June 5, 2008
Courtyard	Virginia Beach, VA	27.1	June 5, 2008
Courtyard	Virginia Beach, VA	39.7	June 5, 2008
Courtyard	Carolina Beach, NC	24.2	June 5, 2008
True North Hotels Portfolio (7 Hotels):
Residence Inn	Marlborough, MA	20.2	January 15, 2008
Hampton Inn & Suites	Westford, MA	15.3	March 6, 2008
SpringHill Suites	Overland Park, KS	8.9	March 17, 2008
Residence Inn	Kansas City, MO	17.4	April 30, 2008
Residence Inn	Overland Park, KS	15.9	April 30, 2008
Residence Inn	Westford, MA	14.9	April 30, 2008
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending
Intermountain Hotels Portfolio (7 Hotels):
Fairfield Inn & Suites	Rogers, AR	8.0	February 29, 2008
Residence Inn	Rogers, AR	11.7	February 29, 2008
Courtyard	Texarkana, TX	12.9	March 7, 2008
TownePlace Suites	Texarkana, TX	9.1	March 7, 2008
Residence Inn	Springdale, AR	5.6	March 14, 2008
Residence Inn	Fayetteville, NC	12.2	May 9, 2008
Courtyard	Wichita, KS	8.9	June 13, 2008
Dimension Hotels Portfolio (4 Hotels):
Hilton Garden Inn	Sacramento, CA	27.6	March 7, 2008
Courtyard	Cypress, CA	31.2	April 30, 2008
Homewood Suites	San Jose, CA	21.9	July 2, 2008
Homewood Suites	Tukwila, WA	15.7	July 2, 2008
Homecourt Hospitality Group (4 Hotels):
Residence Inn	Greenville, SC	8.7	May 19, 2008
Homewood Suites	Birmingham, AL	16.5	May 23, 2008
Homewood Suites	Jacksonville, FL	23.3	June 17, 2008
TownePlace Suites	Tampa, FL	11.2	June 17, 2008

	Total	$821.2

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Newport Hospitality Group, Inc., Larry Blumberg & Associates, True North Hotel Group, Inc., White Lodging Services Corporation, McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc., Dimension Development Company and Crestline Hotels and Resorts, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2007, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the three months ended March 31, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Charlotte/ Matthews - Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL SpringHill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)	Intermountain Hotels Portfolio (7 Hotels) (A)	Dimension Hotels Portfolio (4 Hotels) (A)	Winston- Salem, NC Courtyard (A)	Homecourt Hospitality Group (4 Hotels) (A)	Hilton Head, SC Hilton Garden Inn (A)
Revenue:
Room revenue	$11,631	$99	$70	$125	$177	$383	$658	$3,697	$3,180	$4,828	$710	$3,106	$424
Other revenue	980	2	4	2	21	7	29	22	90	418	63	56	36

Total revenue	12,611	101	74	127	198	390	687	3,719	3,270	5,246	773	3,162	460

Expenses:
Operating expenses	6,422	25	55	56	64	155	252	1,739	1,205	2,215	303	1,066	239
General and administrative	1,144	8	27	10	10	35	27	313	383	421	79	291	47
Management and franchise fees	816	11	6	10	30	28	50	341	321	336	70	263	23
Taxes, insurance and other	709	4	11	5	9	22	39	204	183	271	42	176	48
Depreciation of real estate owned	2,729	—	—	—	—	27	—	610	302	512	119	653	97
Land lease	1,506	—	—	—	—	—	—	—	—	—	—	—	—
Investment and interest, net	(6,231)	—	—	—	—	79	—	582	234	756	120	668	102

Total expenses	7,095	48	99	81	113	346	368	3,789	2,628	4,511	733	3,117	556
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$5,516	$53	$(25)	$46	$85	$44	$319	$(70)	$642	$735	$40	$45	$(96)

Basic and diluted earnings per common share	$0.07

Weighted average common shares outstanding-basic and diluted	75,397

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the three months ended March 31, 2008

(In thousands, except per share data)

	Burbank, CA Residence Inn (A)	San Diego, CA Residence Inn (A)	Rivanna River Investment Associates Charlottesville, VA Courtyard (A)	Leeward-Princess Anne Investment Associates Virginia Beach, VA Courtyard (A)	Eastward Investment Associates Virginia Beach, VA Courtyard (A)	Carolina Beach Investment Associates Carolina Beach, NC Courtyard (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$1,682	$1,014	$1,086	$826	$841	$770	$—		35,307
Other revenue	101	22	112	99	140	237	—		2,441

Total revenue	1,783	1,036	1,198	925	981	1,007	—		37,748

Expenses:
Operating expenses	425	280	440	504	511	560	—		16,516
General and administrative	254	200	84	89	99	97	—		3,618
Management and franchise fees	151	84	152	116	120	115	—		3,043
Taxes, insurance and other	110	69	56	77	86	50	—		2,171
Depreciation of real estate owned	296	182	109	76	342	223	(3,548	)(C)	6,207
							3,478	(D)
Land lease	—	—	—	—	—	—	—		1,506
Investment and interest, net	398	251	142	183	252	191	702	(E)	(1,571)

Total expenses	1,634	1,066	983	1,045	1,410	1,236	632		31,490
Income tax expense	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$149	$(30)	$215	$(120)	$(429)	$(229)	$(632)		6,258

Basic and diluted earnings per common share									$0.08

Weighted average common shares outstanding - basic and diluted							2,914	(F)	78,311

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC Chattanooga, TN Homewood Suites (A)	BRR Greensboro, S.M.L.L.C. & BRR Harrisonburg, S.M.L.L.C. SpringHill Suites and Courtyard (A)	Newport Historic, L.L.C., Newport Virginian, L.L.C. & Newport Savannah, L.L.C. Port Wentworth, GA Hampton Inn (A)	Hotel 57 New York, NY Indpendent (A)
Revenue:
Room revenue	$1,385	$4,181	$3,181	$2,011	$5,395	$2,942	$12,702
Other revenue	100	429	51	50	239	40	2,153

Total revenue	1,485	4,610	3,232	2,061	5,634	2,982	14,855

Expenses
Operating expenses	769	2,284	1,343	725	2,002	1,058	11,416
General and administrative	1,046	463	315	178	574	382	2,051
Management and franchise fees	117	432	252	260	764	390	501
Taxes, insurance and other	165	198	78	164	135	160	531
Depreciation of real estate owned	333	180	208	—	319	299	2,604
Interest, net	(6,343)	507	152	375	321	397	4,421

Total expenses	(3,913)	4,064	2,348	1,702	4,115	2,686	21,524
Income tax expense	—	—	57	—	35	—	—

Net income (loss)	$5,398	$546	$827	$359	$1,484	$296	$(6,669)

Basic and diluted earnings per common share	$0.35

Weighted average common shares outstanding-basic and diluted	15,376

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Charlotte/ Matthews - Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL SpringHill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)	Intermountain Hotels Portfolio (7 Hotels) (A)
Revenue:
Room revenue	$2,610	$1,557	$2,408	$2,700	$2,245	$2,500	$18,275	$15,158
Other revenue	70	69	30	318	54	113	95	454

Total revenue	2,680	1,626	2,438	3,018	2,299	2,613	18,370	15,612

Expenses
Operating expenses	876	992	854	1,422	707	1,290	8,126	5,950
General and administrative	273	307	403	115	201	86	1,392	2,138
Management and franchise fees	218	197	194	258	288	308	1,761	1,482
Taxes, insurance and other	85	60	93	218	101	242	908	855
Depreciation of real estate owned	136	608	338	841	248	221	2,501	1,886
Interest, net	181	393	764	541	249	(17)	3,612	2,850

Total expenses	1,769	2,557	2,646	3,395	1,794	2,130	18,300	15,161
Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$911	$(931)	$(208)	$(377)	$505	$483	$70	$451

Basic and diluted earnings per common share
Weighted average common shares outstanding - basic and diluted

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Dimension Hotels Portfolio (4 Hotels) (A)	Winston-Salem, NC Courtyard (A)	Homecourt Hospitality Group (4 Hotels) (A)	Hilton Head, SC Hilton Garden Inn (A)	Burbank, CA Residence Inn (A)	San Diego, CA Residence Inn (A)	Rivanna River Investment Associates Charlottesville, VA Courtyard (A)
Revenue:
Room revenue	$20,378	$2,860	$12,043	$2,172	$1,324	$1,069	$4,812
Other revenue	2,055	222	239	224	87	18	500

Total revenue	22,433	3,082	12,282	2,396	1,411	1,087	5,312

Expenses
Operating expenses	7,338	1,248	4,413	1,130	569	484	1,864
General and administrative	3,718	345	1,190	206	288	237	385
Management and franchise fees	2,382	282	986	156	116	88	674
Taxes, insurance and other	811	156	669	215	118	106	186
Depreciation of real estate owned	3,509	469	2,501	391	195	180	544
Interest, net	3,362	490	2,731	421	391	308	576

Total expenses	21,120	2,990	12,490	2,519	1,677	1,403	4,229
Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$1,313	$92	$(208)	$(123)	$(266)	$(316)	$1,083

Basic and diluted earnings per common share
Weighted average common shares outstanding - basic and diluted

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Leeward-Princess Anne Investment Associates Virginia Beach, VA Courtyard (A)	Eastward Investment Associates Virginia Beach, VA Courtyard (A)	Carolina Beach Investment Associates Carolina Beach, NC Courtyard (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$5,916	$6,987	$5,282	$—		$142,093
Other revenue	681	1,006	1,224	—		10,521

Total revenue	6,597	7,993	6,506	—		152,614

Expenses
Operating expenses	2,537	2,844	2,815	—		65,056
General and administrative	390	432	449	2,000	(B)	19,564
Management and franchise fees	829	988	767	—		14,690
Taxes, insurance and other	315	375	217	—		7,161
Depreciation of real estate owned	487	1,459	938	(21,395	)(C)	21,944
				21,944	(D)
Interest, net	760	1,058	781	(13,476	)(E)	5,805

Total expenses	5,318	7,156	5,967	(10,927)		134,220
Income tax expense	—	—	—	(92	)(G)	—

Net income (loss)	$1,279	$837	$539	$11,019		$18,394

Basic and diluted earnings per common share						$0.27

Weighted average common shares outstanding - basic and diluted				52,699	(F)	68,075

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date. Additionally, four properties began operations during 2007, and one property remained under construction as of March 31, 2008. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Annapolis, MD Hilton Garden Inn, opened June 2007, Westford, MA Hampton Inn & Suites, opened August 2007, San Diego, CA Residence Inn, opened September 2007, Burbank, CA Residence Inn opened October 2007, and Overland Park, KS Fairfield Inn & Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

August 4, 2008